SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2004

OrthoLogic Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21214	86-0585310

(Commission File Number)	(IRS Employer Identification Number)

1275 West Washington, Phoenix, Arizona	85281

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 286-5520

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     OrthoLogic Corp. (the “Registrant”) from time to time issues stock options to its employees, officers and directors pursuant to its 1997 Stock Option Plan, as amended. The Registrant filed a copy of its 1997 Stock Option Plan as Exhibit 4.5 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 1997, as filed with the Securities and Exchange Commission on August 14, 1997.

     The Registrant is filing herewith the form of Non-qualified Stock Option Grant Letters and Incentive Stock Option Grant Letters used by the Registrant in connection with option grants made under its 1997 Stock Option Plan, as amended. From time to time, the Registrant may issue stock options, restricted stock or other stock-based awards under these plans on terms different from those in the form agreements filed herewith.

     On December 31, 2004, the Registrant issued stock options to the following non-employee members of its board of directors under its 1997 Stock Option Plan, as amended, as part of the annual compensation to the members of the board of directors for their services to the Registrant:

Option exercisable for
the following number of shares of
Director	OrthoLogic Corp. common stock
Fredric J. Feldman	10,000
John M. Holliman, III	10,000
Augustus A. White, III	10,000
Stuart H. Altman, Ph.D.	10,000
Elwood D. Howse, Jr.	10,000
Michael D. Casey	10,000

The options were evidenced by Non-qualified Stock Option Grant Letters for non-employee directors in the form filed herewith as described above. The options have an exercise price equal to the closing price as reported on Nasdaq on the date the option grant is issued and vest immediately. These options generally terminate upon the earlier of (i) 10 years after the date of grant, (ii) the date of termination if the director’s termination is for cause (as determined by the board or a designated committee, at its sole discretion); (iii) three years after the date the director ceases to serve on the board if the director’s termination is for reasons of death, permanent disability or retirement; (iv) two years after the date the director ceases to serve on the board if the director’s termination is for reasons other than death, permanent disability, retirement or cause.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2005	OrthoLogic Corp.

/s/ Thomas R. Trotter

Thomas R. Trotter
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Incentive Stock Option Grant Letter for use in connection with the Registrant’s 1997 Stock Option Plan

10.2	Form of Non-qualified Stock Option Grant Letter for use in connection with the Registrant’s 1997 Stock Option Plan